COMPANY OVERVIEW OCTOBER 2014 Exhibit 99.2

NANOSPHERE
This presentation contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, future financial position, future net sales, projected expenses, products’ placements, performance and acceptance, prospects and plans and management’s objectives, as well as the growth of the overall market for our products in general and certain products in particular and the relative performance of other market participants are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to be materially different from those expressed or implied by the forward-looking statements.
In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,”
“should,” “could,” “can,” “predict,” “potential,” “continue,” “objective,” or the negative of these terms, and similar expressions intended to identify forward-looking statements.
However, not all forward-looking statements contain these identifying words. These forward-looking statements reflect our current views about future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors.
These forward-looking statements represent our estimates and assumptions only as of the date hereof. Unless required by U.S. federal securities laws, we do not intend to update any of these forward-looking statements to reflect circumstances or events that occur after the statement is made or to conform these statements to actual results. The following presentation should be viewed in conjunction with the consolidated financial statements and notes thereto appearing in our Annual Report on Form 10-K and subsequent quarterly reports on Form
10-Q. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including but not limited to:
•
if we do not achieve significant product revenue, we may not be able to meet our cash requirements without obtaining additional capital from external sources, and if we are unable to do so, we may have to curtail or cease operations;
•
estimates of the potential market size for our products (including the hospital lab market in general and the blood stream infection (BSI) market in particular) or failure of the market for these products to grow as anticipated,
•
the past performance of other companies which we believe to have been in a market position analogous to where we believe we are now may not be predictive of our future results in the manner we believe them to be,
•
our analysis of who our competitors have been, who they are now and who they will be in the future (particularly in the BSI, enteric, extended tuberculosis and meningitis MDx product markets) and our predictions of relevant future performance may be inaccurate,
•
comparisons of actual financial results for another company to what we predict will be our future financial results may be inapposite,
•
predictions of when “breakeven customer base” is achieved and its relationship to our cash flow position, needs and “burn” may prove to be inaccurate,
•
entrance of other competitors or other factors causing us to lose competitive advantage in the sample-to-result MDx market,
•
a lack of commercial acceptance of the Verigene System, its array of tests, and the development of additional tests, which could negatively affect our financial results,
•
failure of third-party payors to reimburse our customers for the use of our clinical diagnostic products or reduction of reimbursement levels, which could harm our ability to sell our products,
•
failure of our products to perform as expected or to obtain certain approvals or the questioning of the reliability of the technology on which our products are based, which could cause lost revenue, delayed or reduced market acceptance of our products, increased costs and damage to our reputation,
•
our inability to manage our anticipated growth, constraints or inefficiencies caused by unanticipated acceleration and deceleration of customer demand, and
•
those set forth under “Risk Factors” in our Annual Report on Form 10-K, as amended from time to time under “Risk Factors” in our Quarterly Reports on Form 10-Q.
FORWARD-LOOKING STATEMENTS

NANOSPHERE
INVESTMENT THESIS

Nanosphere
•
Proprietary high value tests that enable clinicians to rapidly identify some of the most complex, costly and deadly infectious diseases
•
Installed and growing customer base with leading hospital-based laboratories and academic research institutions in the U.S.
•
Over 250 U.S. cumulative placements to date
•
3-year revenue CAGR 85.7%
•
Backlog poised to convert to accelerated revenue ramp
•
Menu and platform strategy defined with compelling data
•
Demonstrated proprietary IP advantage in protein capabilities
•
Positioned to be low cost provider

NANOSPHERE
COMPANY BACKGROUND
State of the Art Molecular Diagnostic Testing

• Rapid viral and bacteria disease detection
• Expanding menu of tests
• Proprietary Verigene® System platform installed in over 250 U.S. hospitals and labs
• Licensing relationship with the International Institute for Nanotechnology at Northwestern
• Over 180+ issued patents, 6 pending applications and over 30+ non-exclusive licensed patents
• Founded 1999
• Headquartered in Northbrook, IL
• 165 full-time employees, as of December 31, 2013
o 56 in R&D
o 42 in manufacturing
o 50 in sales and marketing
o 17 in general and administrative

NANOSPHERE
OUR MISSION

• Improve Patient Care
• Lower Costs to the Healthcare System
• Deliver Exceptional Customer Service
o
Save lives
o
Decrease morbidity
o
Reduce spread of antibiotic resistance
o
Shorter length of stay
o
Antibiotic savings
o
Demonstrated economic outcomes
o
Value to lab / clinician / administration
o
Customer-based development
Enhance Medicine Through Targeted Diagnostics

NANOSPHERE
MANAGEMENT TEAM
Officer / Title Background
Michael McGarrity
President and
Chief Executive Officer
Joined Nanosphere in 2005
13 years with Stryker Corporation
Most recently Vice President, Stryker Instruments, a $700 million division of Stryker
Corporation
Graduate of the University of Notre Dame
Roger Moody
Vice President of Finance,
Treasurer and Chief
Financial Officer
Joined Nanosphere in 2007
Chief Financial Officer and Chief Operating Officer of Medsn
Strategic advisory services to technology and healthcare companies for Volpe Brown
Whelan & Company
B.S. from Syracuse University and M.B.A. from the University of Chicago, Graduate School of Business
Ken Bahk, Ph.D.
Chief Strategy Officer
Joined Nanosphere in 2013
Director of Investments at Lurie Investments
Served in leadership positions for the premier MDx professional organizations (most recently Chair of Strategic Opportunities, Association for Molecular Pathology)
Ph.D. in biochemistry and molecular biology, M.S. in neurobiology and physiology from
Northwestern University, and M.B.A. from the Kellogg School of Management

NANOSPHERE
OUR STATE-OF-THE-ART SOLUTION
The Verigene System utilizes advanced automation, microfluidics and proprietary chemistry to enable rapid direct detection of nucleic acids and high-sensitivity protein detection on the same platform
High multiplexed
Accurate
Flexible
Easy to use
On demand
Moderate complexity
Current Verigene Platform Next Generation Verigene System
(1)
One step sample-to-result
Lowest cost per test
Consolidates consumables into
one
Room temperature stability
Optimal footprint
Engineering system to be best-in-
class interface
Competitive
Engineering to be Best-in-Class
(1) Commercial release planned for 2016

INTERNATIONAL INSTITUTE FOR NANOTECHNOLOGY
Northwestern University

NANOSPHERE
STRONG PATENT PROTECTION
Patents Proprietary Technology
Our proprietary technology is based on and
was exclusively licensed from the
International Institute for Nanotechnology
at Northwestern in May 2000
Technology generally covers core
technology, including nanotechnology-
based biodiagnostics and biobarcode
technology
As of September 2014, our patent portfolio
is comprised, on a worldwide basis, of over
180+ issued patents and 6 pending patent
applications
The issued patents cover approximately 11
different technological claims and the
pending patent applications cover
approximately three additional
technological claims
In addition, as of September 2014, we hold
non-exclusive licenses for over 30+ U.S.
patents that cover 11 different
technological claims from various
third parties

NANOSPHERE
HIGHLY VERSATILE TECHNOLOGY
Diagnostics | Drug Development | Life Sciences
1) Multiplexed nucleic acid panels
—
Infectious diseases
—
Human genetics, personalized medicine
—
Security/defense
2) High sensitivity and/or multiplexed protein
—
cTnI, PSA
—
Rheumatoid arthritis
—
Allergies
3) Next gen diagnostics (combined NA+protein):
—
Infectious diseases (NxGen sepsis, C. diff)
—
Cancer (inflammation and immunity play
critical roles in pathogenesis)
Gold nanoparticle
DNA
RNA
Proteins
One
Technology
To Detect
Multiple Analytes
For Multiple Applications
and Markets
Significant
Potential

NANOSPHERE
MULTIPLEX MDX MARKET
Total Addressable Market
Key Points
Total global addressable market
for multiplex MDx applications is in
excess of approximately $1.1
billion
Core multiplex menu items include
respiratory, sepsis and
gastrointestinal, with others in
development (within microbiology)
According to Street estimates,
multiplex MDx market is only
7% penetrated
Availability of core tests on
sample-to-result platform is key
to broader penetration
Source: Wall Street research.
(1) Includes respiratory, sepsis and GI panels; all assumed at $100 U.S. ASP and $80 OUS ASP.
(2) Includes gram positive, negative and fungal.
(3) US: 20 million blood culture per year, of which 10% are positive.
(4) US: 20 million stool culture per year; C. difficile alone represents about 5 million tests.
Total Addressable Market x Penetrated
($Millions) US OUS WW x YE 2013
Installed Base
Hospital, Reference Labs 5,500                5,000                10,500             600
Current Multiplex Penetration 6%
Total Multiplex Menu
(1)
Samples 7.2                     5.3                     12.5                   0.9
Revenue $720 $421 $1,141 $89
Current Multiplex Penetration 7% 7%
Multiplex Menu
Respiratory Panel
Samples 2.2                     1.6                     3.8                     0.8
Revenue $220 $124 $344 $80
Current Multiplex Penetration 23%
Sepsis Panel
(2)
Samples
(3)
2.0                     1.7                     3.7                     0.1
Revenue $200 $134 $334 $6
Current Multiplex Penetration 2%
GI Panel
Samples
(4)
3.0                     2.0                     5.0                     0.0
Revenue $300 $163 $463 $3
Current Multiplex Penetration 1%

Infectious Disease Menu

	✓	✓			
	✓	✓			
	✓	✓			
	✓	✓			
	✓	✓

NANOSPHERE
EXPANDING MENU OF HIGH VALUE MICROBIOLOGY TESTS
Menu
Regulatory Status
FDA
Approval
Date
Est. Annual
Revenue Per
Customer
Addressable
Market
($mm)
(2)
FDA CE IVD
BSI — Gram Positive (BC-GP) June 2012 $50,000 $220
BSI — Gram Negative (BC-GN) January 2014 $30,000 80
Blood Culture Yeast (BC-Y) In Development TBD TBD 30
Enteric Pathogens (EP) October 2014 $60,000
350
Expanded Enteric Flex (Expanded EP Flex)
(1) In Development TBD TBD
C. difficile (C. diff)
December 2012 $30,000 120
Respiratory Virus with Sub-Typing (RV+) January 2011 $70,000
340
Expanded Respiratory Pathogens Flex (Expanded
RP Flex)
In Development Q1 2015 (3) TBD
Total Menu $1,140
(1) Includes parasites
(2) Sourced from Wall Street research
(3) Management expectations.

NANOSPHERE
MAIN DRIVERS OF MDX ADOPTION
Sample-
To-Result
Need for more timely
and cost-effective
results
High Count
Multi-
Plexing
Need to address
costly and complex
disease states
Need
Product
Feature
Quicker
Response
Increased
Capability

We believe that conversion of traditional culture-based methods to molecular will be driven by the need for rapid and clinically actionable results that will either improve outcomes or improve economics
ACCOUNTABLE CARE

NANOSPHERE
VERIGENE CHANGES THE GAME IN SEPSIS
Sepsis is a life-threatening response to bacteria in the
bloodstream:
—
Responsible for 1.6 million hospitalizations and nearly
200,000 deaths per year (one person every two minutes) in
the U.S. (1)(2)
—
Risk of death increases by 7.6% every hour appropriate
treatment is delayed (3)
—
Commonly complicated by antimicrobial resistance
Costs U.S. hospitals more than $20 billion annually (4)
Conventional diagnostic methods require 48 to 96 hours to
deliver bacterial identification and resistance determination
Patients are treated with broad-based antibiotics that are
often unnecessary or inappropriate and frequently toxic
Large Market With Unmet Need The Verigene Value Proposition
Rapid and accurate identification of infection-causing bacteria and resistance to commonly used antibiotics that enable clinicians to prescribe the right therapy at the right time
(1) Healthcare Cost and Utilization Project. Statistical Brief #122.
(2) Angus, D.C., Linde-Zwirble, W.T., Lidicker, J., Clermont, G., Carcillo, J., Pinsky, M.R. Epidemiology of severe sepsis in the United States: analysis of incidence, outcome, and associated costs of care. Crit Care Med. 2001 Jul;29(7):1303-10.
(3) Kumar A, et al. Duration of hypotension before initiation of effective antimicrobial therapy is the critical determinant of survival in human septic shock. Crit Care Med 2006, 34:1589-
1596.
(4) Healthcare Cost and Utilization Project. Statistical Brief #160.
(5) Buchan BW, Ginocchio CC, Manii R, Cavagnolo R, Pancholi P, et al. (2013) Multiplex Identification of Gram-Positive Bacteria and Resistance Determinants Directly from Positive Blood
Culture Broths: Evaluation of an Automated Microarray-Based
Nucleic Acid Test. PLoS Med 10(7): e1001478. doi:10.1371/journal.pmed.1001478.
(6) Performance of the Verigene gram-positive blood culture assay for direct detection of gram-positive organisms and resistance markers in a pediatric hospital. J Clin Microbiol. 2014
Jan;52(1):283-7. doi: 10.1128/JCM.02322-13. Epub 2013 Oct 16.
Reduces length of stay and enables significant cost
savings via identification and antibiotic resistance
determination directly from positive blood culture
bottles up to 2 days faster than conventional methods
(5)
Enables shift from empiric to targeted antibiotic
treatment
(6)
Identifies contaminants which enables rapid rule out and
avoidance of unnecessary treatment and cost associated
with empiric treatment

NANOSPHERE
The traditional blood culture workflow provides identification and resistance information at >48 hours
VERIGENE IMPACT
Blood Culture
and Gram Stain
BC-GP &
BC-GN
Results
Hours 12 15 24 48
Samples Plated for Sub-Culture
Blood Culture
and Gram Stain
Resistance Testing
Culture
Results
Hours 12 15 24 48
Verigene enables patients to be placed on appropriate antibiotics days faster which leads to decreased length of stay and significant financial savings
Traditional Blood Culture Workflow
Verigene Workflow
The Verigene Workflow provides identification and resistance information 2-2.5 hours after the gram stain, or at ~ hour 15

NANOSPHERE
Sources: Sango, et al. A stewardship approach to optimize antimicrobial therapy through use of a rapid microarray assay on blood cultures positive with Enterococcus species. J.
Clinical Microbiology, 2013 September 23, 01951-13.
Koeneman et al. Rapid Identification of Methicillin-Sensitive Staphylococcus aureus from Positive Blood Cultures using the
Verigene System: A System-Wide Impact on Patient Treatment and Physician Compliance. Poster session presented at:
American Society for Microbiology: 113   General Meeting; 2013 May 18-21; Denver, CO.
Saves Money
Recent study by UF Shands:
21.7 day reduction in
Length of stay/patient
$61,000 reduction in
cost/patient
Saves Last Line
Therapies
Banner Healthcare:
Appropriate antibiotic
treatment reduced by
40.3 hours and moved
from prophylactic
treatment in 90% vs.
35% of patients
Saves Lives
80% reduction in
I.C.U. mortality
from 47.8%
to 9.5%
Economic
Antibiotic
Stewardship
Treatment
Outcomes
Benefit of Solution:

VERIGENE BENEFITS
th

THE RESISTANCE MOVEMENT
Carbapenem-resistant Enterobacteriaceae have been on the move since at least 1996.
4
2
NEW YORK
1
NORTH CAROLINA
ISRAEL
3
NEW DELHI
KPC-POSITIVE BACTERIA
NDM-POSITIVE BACTERIA

1 **2000:** Analysis of a 1996 sample from a North Carolinan hospital finds infectious *Klebsiella pneumoniae* carrying a gene called *KPC* that confers resistance to carbapenems.

2 **2003:** *KPC*-positive bacteria are found spreading rapidly through hospitals across New York City. By 2007, 21% of *Klebsiella* in the city carry the resistance gene.

3 **2005:** *KPC*-positive bacteria make their way from New York to several other countries, including Israel. From Israel, the bacteria travel to Italy, Colombia, the United Kingdom and Sweden.

4 **2008:** Doctors in Sweden find a new carbapenem-resistance gene, *NDM*. Traced back to India, *NDM*-positive bacteria have moved quickly.

NANOSPHERE MIGRATION OF ANTIBACTERIAL RESISTANCE Source: M. McKenna. Nature. Vol 499. 25 July 2013. 16

THE WALL STREET JOURNAL.

U.S. NEWS

CDC: Antibiotic Overuse Can Be Lethal

Hospitals Have Cracked Down, But More Must Be Done

By BETSY MCKAY and VALERIE BAUERLEIN

Updated March 4, 2014 11:56 p.m. ET

The overuse of antibiotics in U.S. hospitals is putting patients at risk and helping to fuel the creation of deadly superbugs, according to a government report released Tuesday. Valerie Bauerlein reports on the News Hub. Photo: Getty Images.

The overuse of antibiotics in U.S. hospitals is putting patients at risk and helping to fuel the creation of deadly superbugs, according to a government report released Tuesday.

Prescribing practices vary widely, with doctors in some hospitals providing three times as many antibiotics for patients as physicians in other facilities treating similar types of patients, concluded the report, produced by the Centers for Disease Control and Prevention.

The CDC analyzed prescribing practices at 323 hospitals in 2010 and 11,282 patients at 183 hospitals in 2011. About 36% of patients studied were given the powerful antibiotic vancomycin without testing or for too long, the report found.

Obama budget boosts funds to fight 'nightmare bacteria'

Liz Szabo, USA TODAY 2:32 p.m. EST March 4, 2014

Inappropriate use of antibiotics endangers patients' health.

(Photo: -)

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STORY HIGHLIGHTS

- Doctors at some hospitals prescribe three times as many antibiotics as others
- Patients given broad-acting antibiotics are three times likelier to be sickened by C. difficile
- Hospitals can save $200,000 to $900,000 a year with programs to monitor antibiotic use

President Obama is proposing to double spending to combat the threat of "nightmare bacteria" spreading in hospitals.

Obama's proposed budget, released today, includes $30 million annually for the next five years to detect and prevent "superbug" infections, which are resistant to even the strongest antibiotics, according to an announcement from the Department of Health and Human Services.

The money would be used to set up regional labs to identify outbreaks more quickly and to help hospitals collaborate on reducing the bacteria's spread, among other programs.

Combating antibiotic-resistant infections in this way could cut in half the number of hospital-acquired infections with *C. difficile*, a toxic bacteria that can cause severe diarrhea and death, said Thomas Frieden, director of the Centers for Disease Control

NANOSPHERE

CDC LANDMARK RECOMMENDATIONS
Source: Centers for Disease Control. September 16, 2013
• Burden and Threat Posed by Antibiotic-Resistant
Infections
o
Drug resistant infections are a threat to human and
economic health
o
Overuse of antibiotics is the single most important factor
o
Urgent action is needed NOW by everyone who uses
antibiotics
• Four Core Actions Must Be Taken
o
Avoid infections
o
Track infections
o
Improve antibiotic stewardship and use
o
Development and implementation of drugs
and DIAGNOSTIC TESTS

Wade Stevenson
Vice President of Sales and Marketing
BioFire Diagnostics, LLC
Salt Lake City, UT 84108

BIOFIRE

URGENT: Field Safety Corrective Action
Risk of false positive *Pseudomonas aeruginosa* and *Enterococcus* results using
FilmArray Blood Culture Identification Panel
(Part No.: RFIT-ASY-0109 and RFIT-ASY-0114) with
bioMérieux BacT/ALERT SN Standard Anaerobic Blood Culture Bottles (Catalog Number 259790)

May XX, 2014

Dr. Who
123 Anystreet
Anytown, USA, 12345

Dear Dr XXX,

The purpose of this letter is to inform you that BioFire has identified an increased risk of false positive results when the FilmArray Blood Culture Identification (BCID) Panel is used with bioMérieux BacT/ALERT Standard Anaerobic (SN) blood culture bottles. False positive results have been observed for *Pseudomonas aeruginosa* and *Enterococcus*.

Working together, BioFire and bioMérieux have determined the most probable cause for this risk is the presence of nucleic acid from non-viable organisms in BacT/ALERT SN blood culture bottles. The presence of non-viable organism does not compromise the intended function of the bioMérieux blood culture bottles (culturing viable microorganisms). However, the FilmArray BCID panel detects nucleic acid from viable and non-viable organisms alike. Observed false positives are typically seen as multiple positives with the FilmArray BCID Panel because a positive culture is a prerequisite to a BCID test.

If the BCID Panel is used to test BacT/ALERT SN bottles, positive results for *Pseudomonas aeruginosa* and *Enterococcus* should be confirmed by another method prior to reporting the test results.

NANOSPHERE
COMPETITIVE ADVANTAGES
Reduce Mortality: Each hour that appropriate antimicrobial
treatment is delayed, a sepsis patient’s mortality rate
increases by 7.6%
(1)
Reduce Hospitalization Costs: Implementing rapid results
reporting for S. aureus
blood cultures can lead to an
average 6.2-day reduction in length of stay and a $21,387
reduction in costs per S. aureus-infected patient
(2)
Antimicrobial Stewardship:
Rapid mecA
reporting for
patients with S. aureus
bacteremia results in a 25.4-hour
reduction in the time to optimal antimicrobial therapy
(3)
Reduce the Impact of Contaminants: Patients with false-
positive blood culture results triggered by contaminants
such as S. epidermidis
have hospitalization costs $8,750
higher than true negative blood culture patients
(4)
(1) Kumar et al. 2006. Crit Care Med, 34:1589-96.
(2) Bauer et al. 2010. Clin Infect Dis, 51:1074-80.
(3) Carver et al. 2008. J Clin Microbiol, 46:2381-83.
(4) Zwang and Albert 2006. J Hosp Med, 1:272-76.
Rapid Blood Culture Testing Benefits
Versus BioFire
Nanosphere direct detection (no PCR) provides for
accuracy in both sensitivity and specificity required for
critical therapeutic change
—
BioFire’s PCR-based approach results in higher risk of
false positives as advised to their customers in the
below Field Safety Corrective Action
Clinically relevant design: assay designed to be based on
gold standard gram-stain
—
BioFire charges for results not indicated by gold
standard results in an additional cost of ~ $47K/year

NANOSPHERE
GASTROINTESTINAL INFECTIONS
The Verigene Value Proposition
More sensitive than culture (detects ~3X as many
infections in the same set of samples as stool
culture)
(3)
Replaces a highly labor intensive, slow (3-5 days) process
with a simple 2 hour test
Reduces time on stool bench by ~90% (90% stool
cultures are negative) which frees up tech time
Fast results reduce time to optimal therapy, improve
antimicrobial stewardship, reduce isolation days, and
avoid unnecessary admissions
Community-Acquired Diarrhea (Enteric)
Clinical, economic and workflow benefits to hospitals and laboratories
(1) Healthcare Cost and Utilization Project. Statistical Brief #150.
(2) Centers for Disease Control.
(3) JCM, Khare et al. 2014, 52(10): 3667.
Caused by consumption of contaminated food or water
containing bacterial, viral or parasitic gastrointestinal
pathogens
—
Rotavirus is the most common cause of gastroenteritis in children
—
Norovirus is the leading cause of gastroenteritis among adults in the
U.S., causing greater than 90% of outbreaks
—
Campylobacter is the primary cause of bacterial gastroenteritis, with half of these cases associated with exposure to poultry
—
C. difficile is a common cause of diarrhea in those who are hospitalized and is frequently associated with antibiotic use
Generally, young children, babies, people with disabilities
and elderly individuals are most at risk for enteric
diseases due to weakened immune systems; travelers to
foreign countries may also be sensitive to bacteria in
food and water abroad
Associated with 3.7 million emergency department visits,
1.3 million inpatient hospitalizations and more than $6
billion in healthcare costs per year (1)(2)
Most cases are self-resolving and not life-threatening,
yet some can have serious implications

NANOSPHERE
CONVERSION OF RESPIRATORY MARKET
Short / Targeted Panel Expanded / General Panel
Expanded RP Flex
Expanded RP Flex
panel allows customers to select and de-select targets within a broad panel (sub-panels) as our current respiratory panel already allows, but with the option of a newly-introduced flexible pricing vehicle
—
Laboratory can now adopt one platform and respond to clinician ordering patterns for a variety of patient populations and treatment algorithms which will accelerate adoption beyond current hospital base
Afforded by the low COGS on the Verigene System
Estimated market opportunity of $340 million (2)
The respiratory market has historically been characterized as crowded and price sensitive
Only a portion of hospitals have adopted molecular respiratory testing methodologies
Many of the molecular-using hospitals have two platforms because of the way clinicians order tests based on population and clinical demand

(1) Sourced from Wall Street research

22 Direct Sales Reps
Thermo Fisher Scientific
Grifols
HITACHI
Direct
Distribution

NANOSPHERE
OVERVIEW OF COMMERCIAL PRESENCE
Sales and marketing organization comprises geographically dispersed sales representatives and clinical support specialists as well as a centralized staff of market and product managers
Direct in the United States
Distribution in Western Europe, Japan and China

$12
$10
$8
$6
$4
$2
$0
Millions
2011
2012
2013
2011
2012
2013
2014
Annual
9 Months Ended 9/30
Annual
Third Quarter
Second Quarter
First Quarter

$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Millions
40%
35%
30%
25%
20%
15%
10%
5%
0%
2011
2012
2013
2011
2012
2013
2014
Annual
6 Months Ended 6/30
Gross Profit
Gross Margin
Gross Margin

NANOSPHERE
REVENUE AND GROSS PROFIT
Key Points
Consistent revenue growth
driven by test sales
We believed expanded menu
will drive revenue growth
acceleration
Backlog of placements
pending instrument sales is
$7.8 million
Gross margin expansion
primarily driven by recent
consumable manufacturing
investments that lack
scientific risk
—
Increased cavitation
—
New line efficiency
—
Reagent reductions
—
Volume reductions
As consumable margins
expand, consumable
revenue contribution vs.
instruments increases
Cash flow improvements
driven by revenue growth,
margin expansion, expense
and working capital
management
Revenue
Revenue

Gross Profit
Gross Profit

Gross Margin
(%)
90%
85%
80%
75%
70%
65%
60%
55%
50%
45%
40%
35%
2014F
2015E
2016E
2017E
2018E
2019E
Consumables Gross Margin
System Sales Gross Margin
Total Company Gross Margin[1]

NANOSPHERE
LOW RISK MARGIN EXPANSION

2015 Projected Margin Drivers:
Consumable cavitation,
labor and reagents
2016 / 2017 Projected Margin Drivers:
Royalties (patent expiration)
Primarily volume (materials & overhead absorption)
(1) Includes royalties and license amortization.
(1)

NANOSPHERE
SUMMARY INVESTMENT HIGHLIGHTS
Large Addressable Markets With Unmet Needs
Differentiated, High Value Tests in Sepsis and GI Infections
Momentum With Leading Hospitals
Attractive Placement and Assay Pull-Through Trends
Diversified, Customer Base
High Growth and Operating Leverage
Proprietary Multiplexed Molecular Platform